EXHIBIT 10.1
                                 FIRST AMENDMENT


                  FIRST AMENDMENT (this "Amendment"), dated as of November 5, 2001, among RESOLUTION PERFORMANCE PRODUCTS INC., a Delaware corporation ("Holdings"), RESOLUTION PERFORMANCE PRODUCTS, LLC, a Delaware limited liability company ("RPP USA"), RPP CAPITAL CORPORATION, a Delaware corporation ("US Finance Corp." and, together with RPP USA, the "US Borrowers" and each, a "US Borrower"), RESOLUTION NEDERLAND B.V., a company organized under the laws of The Netherlands (the "Dutch Borrower" and, together with the US Borrowers, the "Borrowers" and each, a "Borrower"), the lenders from time to time party hereto (each, a "Lender" and, collectively, the "Lenders"), and MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent (in such capacity, the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.



                                W I T N E S S E T H:
                                - - - - - - - - - -

                  WHEREAS, Holdings, the Borrowers, the Lenders and the Agents are parties to a Credit Agreement, dated as of November 14, 2000 (the "Credit Agreement");

                  WHEREAS, the parties hereto wish to amend certain provisions of the Credit Agreement in each case as herein provided; and

                  WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto agree as follows;

                  NOW, THEREFORE, it is agreed:

                  1. Section 9.04(g) of the Credit Agreement is hereby restated in its entirety as follows:

                  "(g) unsecured Indebtedness of the US Borrowers and any other US Credit Party that is a Subsidiary Guarantor incurred under the Senior Subordinated Notes and the other Senior Subordinated Note Documents (x) issued on the Initial Borrowing Date in an aggregate principal amount not to exceed $200,000,000 less the amount of any repayments of principal thereof after the Initial Borrowing Date and
         (y) issued thereafter in an aggregate principal amount not to exceed $75,000,000 (for this purpose, exclusive of any premium or notional interest paid on such Senior Subordinated Notes by the purchasers thereof) less the amount of any repayments of principal thereof after the date of the issuance thereof, provided that, in the case of any such Indebtedness incurred under clause (y) above, 100% of the Net Cash Proceeds (for this purpose, inclusive of all premiums and notional interest paid on such Senior Subordinated Notes by the purchasers thereof) therefrom shall, notwithstanding the Applicable Prepayment Percentage and anything to the contrary contained in the last sentence of Section 4.02(e), be applied as a mandatory repayment of Term Loans on the date of such incurrence in accordance with the requirements of Sections 4.02(i) and (j)."

                  2. Section 9.09 of the Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and inserting the following new table in lieu thereof:

                  "Fiscal Quarter Ending                             Ratio
                  ----------------------                             -----
                  September 30, 2001                                1.60:1.0
                  December 31, 2001                                 1.60:1.0
                  March 31, 2002                                    1.60:1.0
                  June 30, 2002                                     1.60:1.0
                  September 30, 2002                                1.60:1.0
                  December 31, 2002                                 1.60:1.0
                  March 31, 2003                                    1.60:1.0
                  June 30, 2003                                     1.60:1.0
                  September 30, 2003                                1.60:1.0
                  December 31, 2003                                 1.65:1.0
                  March 31, 2004                                    1.65:1.0
                  June 30, 2004                                     1.65:1.0
                  September 30, 2004                                1.65:1.0
                  December 31, 2004                                 1.65:1.0
                  March 31, 2005                                    1.70:1.0
                  June 30, 2005                                     1.70:1.0
                  September 30, 2005                                1.70:1.0
                  December 31, 2005                                 1.70:1.0
                  March 31, 2006                                    1.90:1.0
                  June 30, 2006                                     1.90:1.0
                  September 30, 2006                                1.90:1.0
                  December 31, 2006                                 2.00:1.0
                  March 31, 2007                                    2.00:1.0
                  June 30, 2007                                     2.00:1.0
                  September 30, 2007                                2.00:1.0
                  December 31, 2007                                 2.00:1.0
                  March 31, 2008                                    2.00:1.0
                  Thereafter                                        2.25:1.0"


                  3. Section 9.10 of the Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and inserting the following new table in lieu thereof:

                  "Fiscal Quarter Ending                             Ratio
                  ----------------------                             -----
                  September 30, 2001                                5.75:1.0
                  December 31, 2001                                 5.75:1.0
                  March 31, 2002                                    5.75:1.0
                  June 30, 2002                                     5.75:1.0
                  September 30, 2002                                5.75:1.0
                  December 31, 2002                                 5.75:1.0
                  March 31, 2003                                    5.75:1.0
                  June 30, 2003                                     5.75:1.0
                  September 30, 2003                                5.75:1.0
                  December 31, 2003                                 5.50:1.0
                  March 31, 2004                                    5.50:1.0
                  June 30, 2004                                     5.50:1.0
                  September 30, 2004                                5.50:1.0
                  December 31, 2004                                 5.25:1.0
                  March 31, 2005                                    5.20:1.0
                  June 30, 2005                                     5.15:1.0
                  September 30, 2005                                5.10:1.0
                  December 31, 2005                                 5.00:1.0
                  March 31, 2006                                    4.95:1.0
                  June 30, 2006                                     4.90:1.0
                  September 30, 2006                                4.85:1.0
                  December 31, 2006                                 4.75:1.0
                  March 31, 2007                                    4.50:1.0
                  June 30, 2007                                     4.50:1.0
                  September 30, 2007                                4.50:1.0
                  December 31, 2007                                 4.50:1.0
                  March 31, 2008                                    4.50:1.0
                  Thereafter                                        4.50:1.0"


                  4. The definitions of "Senior Subordinated Notes" and "Exchange Senior Subordinated Notes" appearing in Section 11 of the Credit Agreement are hereby restated in their entirety as follows:

                  "Senior Subordinated Notes" shall mean each of (i) the US Borrowers' 13.50% Senior Subordinated Notes due 2010 issued on the Initial Borrowing Date pursuant to the Senior Subordinated Note Indenture, as in effect on the Initial Borrowing Date and as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof, and (ii) any such Senior Subordinated Notes issued thereafter in accordance with Section 9.04(g)(y) and having terms and conditions identical to the Senior Subordinated Notes issued in the Initial Borrowing Date. As used herein, the term "Senior Subordinated Notes" shall include any Exchange Senior Subordinated Notes issued pursuant to the Senior Subordinated Notes Indenture in exchange for theretofore outstanding Senior Subordinated Notes, as contemplated by the Offering Memorandum and the definition of Exchange Senior Subordinated Notes.

                  "Exchange Senior Subordinated Notes" shall mean Senior Subordinated Notes which are substantially identical securities to the Senior Subordinated Notes issued on the Initial Borrowing Date or thereafter in accordance with Section 9.04(g)(y), as the case may be, which Exchange Senior Subordinated Notes shall be issued pursuant to a registered exchange offer or private exchange offer for the Senior Subordinated Notes and pursuant to the Senior Subordinated Notes Indenture. In no event will the issuance of any Exchange Senior Subordinated Notes increase the aggregate principal amount of Senior Subordinated Notes then outstanding or otherwise result in an increase in an interest rate applicable to the Senior Subordinated Notes.

                  5. (a) Sections 1, 4 and 9 of this Amendment shall become effective as of the date first above written (the "First Amendment Effective Date") on the date when Holdings, each Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office and (b) Sections 2 and 3 of this Amendment shall become effective as of the date when (i) the conditions set forth in preceding clause (a) have been satisfied and (ii) the US Borrowers shall have issued Senior Subordinated Notes pursuant to Section 9.04(g)(y) of the Credit Agreement in an aggregate principal amount of at least $70,000,000.

                  6. In order to induce the Lenders to enter into this Amendment, Holdings and each Borrower hereby represent and warrant that (i) no Default or Event of Default exists on the First Amendment Effective Date, both before and after giving effect to this Amendment, and (ii) on the First Amendment Effective Date, both before and after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

                  7. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be delivered to Holdings, the US Borrowers and the Administrative Agent.

                  8. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  9. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                  10. This Amendment is limited as specified and shall not constitute a modification, acceptance or amendment of any other provision of the Credit Agreement or any other Credit Document.

                                                          * * *

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.



                           RESOLUTION PERFORMANCE PRODUCTS INC.



                                By:         /s/ Marvin O. Schlanger
                                            ------------------------------------
                                            Name:   Marvin O. Schlanger
                                            Title:  Chairman




                           RESOLUTION PERFORMANCE PRODUCTS LLC




                                 By:         /s/ Marvin O. Schlanger
                                             -----------------------------------
                                             Name:  Marvin O. Schlanger
                                             Title:  Chairman




                           RPP CAPITAL CORPORATION



                                  By:         /s/ Marvin O. Schlanger
                                              ----------------------------------
                                              Name: Marvin O. Schlanger
                                              Title:  Chairman




                           RESOLUTION NEDERLAND B.V.




                                   By:         /s/ Marvin O. Schlanger
                                               ---------------------------------
                                               Name:  Marvin O. Schlanger
                                               Title:  Chairman




                           MORGAN STANLEY SENIOR FUNDING INC.,
                             Individually and as Administrative Agent




                                    By:         /s/ Henry F. D'Alessandro
                                                --------------------------------
                                                Name: Henry F. D'Alessandro
                                                Title:  Executive Director




                           MORGAN STANLEY & CO. INCORPORATED,
                             as Collateral Agent



                                      By:         /s/ Henry F. D'Alessandro
                                                  ------------------------------
                                                  Name: Henry F. D'Alessandro
                                                  Title:  Executive Director




                           MORGAN GUARANTY TRUST COMPANY OF NEW YORK



                                       By:         /s/ Peter A. Dedousis
                                                   -----------------------------
                                                   Name:  Peter A. Dedousis
                                                   Title:  Managing Director




                           CITICORP USA, INC.



                                       By:         /s/ Mark R. Floyd
                                                   -----------------------------
                                                   Name:  Mark R. Floyd
                                                   Title: Vice President

                           CITIBANK, NA.




                                       By:         /s/ Mark R. Floyd
                                                   -----------------------------
                                                   Name:  Mark R. Floyd
                                                   Title: Vice President





                           TEXTRON FINANCIAL CORPORATION




                                       By:         /s/ Matthew J. Colgan
                                                   -----------------------------
                                                   Name:  Matthew J. Colgan
                                                   Title: Director



                           FIRST UNION INSTITUTIONAL DEBT MANAGEMENT, INC.



                                       By:         /s/ William A. Hayes
                                                   -----------------------------
                                                   Name: William A. Hayes
                                                   Title: Director



                           STANFIELD ARBITRAGE CDO, LTD.
                           By: Stanfield Capital Partners LLC as its Collateral Manager



                                       By:         /s/ Christopher A. Bondy
                                                   -----------------------------
                                                   Name: Christopher A. Bondy
                                                   Title:   Partner



                           WINDSOR LOAN FUNDING, LIMITED
                           By: Stanfield Capital Partners LLC as its Investment Manger



                                       By:         /s/ Christopher A. Bondy
                                                   -----------------------------
                                                   Name: Christopher A. Bondy
                                                   Title:   Partner



                           STANFIELD CLO, LTD.
                           By: Stanfield Capital Partners LLC as its Collateral Manager



                                       By:         /s/ Christopher A. Bondy
                                                   -----------------------------
                                                   Name: Christopher A. Bondy
                                                   Title:   Partner



                           STANFIELD/RMF TRANSATLANTIC CDO, LTD.
                           By: Stanfield Capital Partners LLC as its Collateral Manager



                                       By:         /s/ Christopher A. Bondy
                                                   -----------------------------
                                                   Name: Christopher A. Bondy
                                                   Title:   Partner



                           AMMC CDO II, LIMITED
                           By:  American Money Management Corp., as
                                Collateral Manager



                                       By:         /s/ David P. Meyer
                                                   -----------------------------
                                                   Name: David P. Meyer
                                                   Title:   Vice President



                           AG CAPITAL FUNDING PARTNERS, L.P.
                           By:  Angelo, Gordon & Co., L.P.,as Investment Advisor



                                       By:         /s/ John W. Fraser
                                                   -----------------------------
                                                   Name: John W. Fraser
                                                   Title:   Managing Director



                           NORTHWOODS CAPITAL, LIMITED
                           By:  Angelo, Gordon & Co., L.P.,as Collateral Manager



                                       By:         /s/ John W. Fraser
                                                   -----------------------------
                                                   Name: John W. Fraser
                                                   Title:   Managing Director



                           NORTHWOODS CAPITAL II, LIMITED
                           By:  Angelo, Gordon & Co., L.P.,as Collateral Manager



                                       By:         /s/ John W. Fraser
                                                   -----------------------------
                                                   Name: John W. Fraser
                                                   Title:   Managing Director



                           NORTHWOODS CAPITAL III, LIMITED
                           By:  Angelo, Gordon & Co., L.P.,as Collateral Manager



                                       By:         /s/ John W. Fraser
                                                   -----------------------------
                                                   Name: John W. Fraser
                                                   Title:   Managing Director







                           IKB CAPITAL CORPORATION



                                       By:         /s/ David Snyder
                                                   -----------------------------
                                                   Name: David Snyder
                                                   Title:   President



                           CAISSE DE DEPOT ET PLACEMENT DU QUEBEC



                                       By:         /s/ F. Lienhard
                                                   -----------------------------
                                                   Name: F. Lienhard
                                                   Title:   Manager



                                       By:         /s/ Diane C. Faureau
                                                   -----------------------------
                                                   Name: Diane C. Faureau
                                                   Title:   Vice President



                           ARES LEVERAGED INVESTMENT FUND II, L.P.
                           By:  ARES Management II, L.P.
                           Its:   General Partner



                                       By:         /s/ David A. Sachs
                                                   -----------------------------
                                                   Name: David A. Sachs
                                                   Title:   Vice President



                           ARES III CLO LTD.
                           By:  ARES CLO Management, LLC
                           Its:   Investment Manager



                                       By:         /s/ David A. Sachs
                                                   -----------------------------
                                                   Name: David A. Sachs
                                                   Title:   Vice President



                           ARES IV CLO LTD.
                           By:  ARES CLO Management IV, L.P.
                           Its:   Investment Manager
                           By:  ARES CLO GP IV, LLC
                           It:     Managing Member



                                       By:         /s/ David A. Sachs
                                                   -----------------------------
                                                   Name: David A. Sachs
                                                   Title:   Vice President



                           SIERRA CLO-I



                                        By:         /s/ John M. Casparian
                                                    ----------------------------
                                                    Name: John M. Casparian
                                                    Title:   Chief Operating
                                                             Officer Centre
                                                             Pacific LLC,
                                                             Manager



                           BARCLAYS BANK PLC
                           ACTING FOR AND ON OF BEHALF OF JUBILEE CDO I B.V.



                                        By:         /s/ D. Forbes Nixon
                                                    ----------------------------
                                                    Name: D. Forbes Nixon
                                                    Title:   Director



                           DUCHESS I CDO S.A.



                                        By:         /s/ David Wilmont
                                                    ----------------------------
                                                    Name: David Wilmont
                                                    Title:   Director
                                                             Duke Street
                                                             Capital Debt
                                                             Management on
                                                             behalf of Duchess
                                                             I CDO S.A.







                           EUROCREDIT CDO I B.V.



                                        By:         /s/ Sara Halbard
                                                    ----------------------------
                                                    Name: Sara Halbard
                                                    Title:   Portfolio Manager



                           EUROCREDIT CDO II B.V.



                                        By:         /s/ Sara Halbard
                                                    ----------------------------
                                                    Name: Sara Halbard
                                                    Title:   Portfolio Manager



                           PROMUS I, B.V.



                                        By:         /s/ Andrew C. Phillips
                                                    ----------------------------
                                                    Name: Andrew C. Phillips
                                                    Title:   Power of Attorney



                           HARBOURMASTER LOAN CORPORATION B.V.



                                        By:         /s/ TMF Management B.V.
                                                    ----------------------------
                                                    Name: TMF Management B.V.
                                                    Title:   Managing Director



                           THE BANK OF NOVA SCOTIA



                                        By:         /s/ M.D. Smith
                                                    ----------------------------
                                                    Name: M.D. Smith
                                                    Title:   Agent



                           STEIN ROE & FARNHAM CLO I LTD.
                           By: Stein Roe & Farnham Incorporated, as Portfolio Manager
                                [Insert Name of Institution]



                                        By:         /s/ James R. Fellows
                                                    ----------------------------
                                                    Name: James R. Fellows
                                                    Title:   Sr. Vice President
                                                             & Portfolio Manager



                           LIBERTY - STEIN ROE ADVISOR FLOATING RATE ADVANTAGE
                                     FUND
                           By: Stein Roe & Farnham Incorporated, as Advis [Insert Name of Institution]



                                        By:         /s/ James R. Fellows
                                                    ----------------------------
                                                    Name: James R. Fellows
                                                    Title:   Sr. Vice President
                                                             & Portfolio Manager



                           STEIN ROE & FARNHAM INCORPORATED, AS AGENT FOR KEYPORT LIFE INSURANCE COMPANY
                           [Insert Name of Institution]



                                        By:         /s/ James R. Fellows
                                                    ----------------------------
                                                    Name: James R. Fellows
                                                    Title:   Sr. Vice President
                                                             & Portfolio Manager







                           STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY [Insert Name of Institution]



                                        By:       /s/ James R. Fellows
                                                  ------------------------------
                                                  Name: James R. Fellows
                                                  Title:   Senior Vice President
                                                  Stein Roe & Farnham
                                                  Incorporated, as Advisor to
                                                  the Stein Roe Floating Rate
                                                  Limited Liability Company



                           SRF TRADING, INC.



                                        By:         /s/ Diana L. Mushill
                                                    ----------------------------
                                                    Name: Diana L. Mushill
                                                    Title:   Assistant Vice
                                                             President



                           SRF 2000 LLC



                                        By:         /s/ Diana L. Mushill
                                                    ----------------------------
                                                    Name: Diana L. Mushill
                                                    Title:   Assistant Vice
                                                             President



                           BAVARIA TRR CORPORATION



                                        By:         /s/ Lori Rezza
                                                    ----------------------------
                                                    Name: Lori Rezza
                                                    Title:   Vice President







                           FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND



                                        By:         /s/ John H. Costello
                                                    ----------------------------
                                                    Name: John H. Costello
                                                    Title:   Assistant Treasurer



                           KZH ING-1 LLC



                                        By:         /s/ Susan Lee
                                                    ----------------------------
                                                    Name: Susan Lee
                                                    Title:   Authorized Agent



                           KZH ING-2 LLC



                                        By:         /s/ Susan Lee
                                                    ----------------------------
                                                    Name: Susan Lee
                                                    Title:   Authorized Agent



                           KZH ING-3 LLC



                                        By:         /s/ Susan Lee
                                                    ----------------------------
                                                    Name: Susan Lee
                                                    Title:   Authorized Agent



                           KZH CYPRESSTREE-1 LLC



                                        By:         /s/ Susan Lee
                                                    ----------------------------
                                                    Name: Susan Lee
                                                    Title:   Authorized Agent



                           KZH SOLEIL LLC



                                        By:         /s/ Susan Lee
                                                    ----------------------------
                                                    Name: Susan Lee
                                                    Title:   Authorized Agent



                           OAK HILL SECURITIES FUND II, L.P.
                           By:  Oak Hill Securities GenPar II, L.P.
                                its General Partner
                           By: Oak Hill Securities MEP II, Inc., its General Partner



                                        By:         /s/ Scott D. Krase
                                                    ----------------------------
                                                    Name: Scott D. Krase
                                                    Title:   Vice President